GREENSPRING FUND,

                                 INCORPORATED

                              SEMI-ANNUAL REPORT

                                JUNE 30, 1997





                  This report is authorized for distribution
                   only to shareholders who have received a
                    copy of the official Prospectus of the
                       Greenspring Fund, Incorporated.

                                   July 1997




Dear Shareholders:

The second quarter of 1997 was a remarkable one for the equity markets. The quarter began in the throes of a downturn that caused some market participants to believe the bull market that had begun in 1982 might finally be ending. As the quarter progressed, however, it became increasingly apparent that Federal Reserve policy makers would not be implementing a series of interest rate hikes following the quarter-percent boost made in March of 1997. This realization relaxed investors' fears of higher interest rates and provided the fuel for the stock market to ignite and move higher during the remainder of the second quarter. According to Lipper Analytical Services, the average equity mutual fund gained 15.4% during the quarter. This gain was considerably more than the stock market has advanced in an average year and made the second quarter of 1997 the best performing quarter since the first three months of 1991.

The Greenspring Fund also performed strongly during the second quarter with a gain of 8.9%. When combined with our positive performance in the first quarter of the year, a period during which the average equity mutual fund declined by 2%, our absolute performance numbers for the first six months of 1997, as well as the most recent twelve months, are very good. During these time periods, assuming the reinvestment of dividends and distributions, the Greenspring Fund has achieved returns of 12.4% and 28.2%, respectively. This performance exemplifies the Greenspring Fund's ability to preserve capital during difficult market conditions, and to provide solid investment returns during favorable market environments. As always, the Fund's performance was achieved while subjecting our shareholders to well-below-average risk and volatility. We strongly believe our investment philosophy will allow for continued strong performance even if the stock market's recent volatility continues due to the growing emergence of a two-tiered stock market that we describe below.

In our view, the stock market has recently become stratified into two distinct tiers. One tier consists of the more actively-traded, easily recognizable, large capitalization stocks, such as those found in the Dow Jones Industrial Average ("DJIA") and the Standard & Poor's 500 Index ("S&P 500").
A second tier consists of the smaller capitalization, less actively-traded, less familiar securities, such as those found in the Russell 2000 Index or the Wilshire 5000 Index.

Thus far in 1997, the performance of tier-one securities has been generally stronger than that of tier-two stocks. The DJIA and the S&P 500 have gained approximately 20%, including dividends, while tier-two securities, as measured by the "Small Cap" mutual funds in Lipper Analytical Services' database, posted a total return gain of 9%. The current economic environment, which features low interest rates, subdued inflation and a steadily growing economy, benefits both tier-one and tier-two companies. However, the popularity of index funds (mutual funds that passively invest their assets in the stocks that allow the funds to closely mirror the performance of a certain index, often the S&P 500) has significantly favored the performance of tier-one securities during the first half of 1997, as well as in the last several years.

Portfolio managers of index funds have a mandate to invest their assets in certain stocks. In order for an index fund to mirror its target index as closely as possible, the portfolio manager immediately purchases stocks when money is deposited in the fund, regardless of the level of the market or the economic outlook. The resulting increased demand for stocks helps to drive the prices of securities higher. Tier-one securities have benefitted from this flow of funds toward index funds to a much greater extent than tier-two securities. The extent to which this trend has provided stronger demand for tier-one stocks versus tier-two stocks is illustrated by the following comparison. As of June 30, 1997, total assets in the Vanguard S&P 500 Index Fund had ballooned to more than $39 billion, making it the second largest mutual fund in the country. This is an increase of $15 billion over the Fund's asset base as of June 30, 1996. In contrast, the Vanguard Extended Market Index Fund, which tracks the Wilshire 4500 (the Wilshire 5000 Index less the S&P 500 stocks), had grown its assets by a "mere" $700 million over the same period and ended the quarter with only $2.4 billion in assets! This example, representing just one investment company, illustrates the tremendous amount of money that has been mindlessly "invested" in tier-one stocks by portfolio managers who have no alternative but to make those investments. Whether or not a fundamental basis exists for these stock purchases, the result is an increase in demand for such stocks, which has helped to boost the performance of these securities.

The two-tiered market is reminiscent of the "nifty-fifty" or "one-decision stock" mentality of the early 1960's, a period during which the glamorous stocks of the time, such as Avon, Xerox, and Polaroid, were bid up to stratospheric levels, as investors were eager to buy stocks (with no intention of ever selling) before stock prices went higher. Eventually, the value of a company as a business became disconnected from its stock market valuation, although "nifty-fifty" investors were attempting to purchase high-growth securities at what they believed were reasonable valuations. The disconnection between business value and stock market value that is occurring today in tier-one stocks is even more disconcerting because today's investors in index funds are usually not even attempting to make a judgment about the fundamental basis of their investments. Instead, they are lured by aggressive marketing campaigns touting the recent performance success of these popular funds and the simplistic mantra that "over the long run stocks have historically outperformed other asset classes." Most such investors are unaware of the fact that, after the harsh bear markets that followed a period of euphoria in the 1960's, it took more than twenty years for the purchasers of many "nifty-fifty" stocks to get back to break-even.

Despite the fact that the Greenspring Fund's investment philosophy typically leads us to tier-two securities, our investment performance has been excellent, far exceeding the performance of "Small Cap" mutual funds. By focusing on fundamental research and hard-core value securities, we avoid stocks whose prices have been elevated by speculative forces and the "herd" mentality. The performance of tier-two stocks has been influenced more by company-specific business developments than by market forces. Consequently, tier-two securities have had more measured, less speculative, increases in stock prices and trade at more rational valuation levels. Stocks that are valued based upon their individual merits will fare much better in a market downturn than stocks that have been pushed to extreme valuations simply because they are in a popular index. Furthermore, we believe it is a lot easier to sleep at night owning a mutual fund whose stocks are firmly supported by underlying fundamentals than a mutual fund whose future performance could be harshly affected if a horde of trendy investors decides to pull out of index funds to chase the next investment fad.

Despite our reservations about the overvaluation of many large capitalization securities, the economic fundamentals of the overall financial markets remain excellent and we continue to uncover investments that meet our "value with a catalyst," free-cash flow, or workout criteria. Investing principally in tier-two securities, the Greenspring Fund has achieved very strong and steady performance during the last year, and we are confident that we will continue to provide excellent returns during the balance of this year. We look forward to presenting the Fund's results as the year progresses.

                                   Respectfully,



                                   Charles vK. Carlson
                                   President

                             GREENSPRING FUND, INCORPORATED
                                PORTFOLIO OF INVESTMENTS
                                     JUNE 30, 1997
                                      (UNAUDITED)


COMMON STOCKS (63.64%)


    Shares                                                            Value

                  Banking (9.85%)

       600       *Bank Plus Corp.                                  $    6,525
    31,000        BostonFed Bancorp, Inc.                             548,312
    49,400        Charter Financial, Inc.                             876,850
    18,000        Chase Manhattan Corp.                             1,747,125
    14,575        CitiSave Financial Corp.                            295,144
    15,000       *Coast Savings Financial, Inc.                       681,562
    25,000        Columbia Bancorp, Inc.                              596,875
    89,728        Crestar Financial Corp.                           3,488,176
    50,000        DimeBancorp, Inc.                                   875,000
    34,000        GA Financial, Inc.                                  646,000
    10,000        Mercantile Bankshares Corp.                         400,000
    33,000       *PFF Bancorp, Inc.                                   618,750
    21,100        PS Financial, Inc.                                  305,950
    44,760        Patriot Bank Corp.                                  777,705
    16,500        Rocky Ford Financial Corp.                          224,812
    28,600        Statewide Financial Corp.                           514,800
     2,500        Wells Fargo & Company                               673,750

                                                                   13,277,336

                  Business Services (1.68%)

   170,900       *Credit Management Solutions, Inc.                 2,264,425

                                                                    2,264,425

                             GREENSPRING FUND, INCORPORATED
                                PORTFOLIO OF INVESTMENTS
                                     JUNE 30, 1997
                                      (UNAUDITED)


COMMON STOCKS (CON'T)


    Shares                                                            Value

                  Consumer Products/Services (4.91%)

    52,400       *American Safety Razor                          $    949,750
   415,200       *BEC Group                                         1,868,400
   243,000       *Eagle Food Centers, Inc.                          1,458,000
    36,600        First Brands Corporation                            839,512
    19,900        Genesee Corporation Class B                         791,025
    60,000       *Host Marriott Services                              705,000

                                                                    6,611,687

                  Defense (.85%)

    11,000        Lockheed Martin Corp.                             1,139,188

                                                                    1,139,188

                  Electric Power (.19%)

    17,500       *NRG Generating, Inc.                                253,750

                                                                      253,750

                  Entertainment (.96%)

   200,000       *Colonial Downs Holdings, Inc.                     1,300,000

                                                                    1,300,000

                  Environmental Services (5.00%)

   121,100        Alliance Global Environmental Fund                1,930,031
   417,774       *ATC Group Services, Inc.                          4,804,401

                                                                    6,734,432

                             GREENSPRING FUND, INCORPORATED
                                PORTFOLIO OF INVESTMENTS
                                     JUNE 30, 1997
                                      (UNAUDITED)


COMMON STOCKS (CON'T)


    Shares                                                            Value

                  Financial Services (9.29%)

   300,900        Criimi Mae Inc.                                $  4,814,400
    68,500       *ITLA Capital Corp.                                1,113,125
   332,400       *Long Beach Financial Corp.                        2,908,500
   125,300        Ocwen Asset Investment Corp.                      2,537,325
    35,000       *Ocwen Financial, Inc.                             1,141,875

                                                                   12,515,225

                  Healthcare Products/Services (.63%)

    69,700       *Mediq, Inc.                                         614,231
    15,071       *VWR Scientific                                      237,368

                                                                      851,599

                  Insurance (4.90%)

    75,000        PartnerRe Holdings, Ltd.                          2,859,375
    51,208        Reliastar Financial Corp.                         3,744,585

                                                                    6,603,960

                  Manufacturing (11.30%)

    11,300        C & D Technologies, Inc.                            423,750
   115,300       *Figgie International                              1,455,663
    69,600       *Figgie International Class A                        957,000
   278,300       *Griffon Corporation                               3,809,231
    55,200       *Middleby Corp.                                      510,600
   421,000        UNR Industries, Inc.                              2,894,375
   110,000       *U.S. Industries, Inc.                             3,918,750
    35,000        Woodward Governor Company                         1,260,000

                                                                   15,229,369

                             GREENSPRING FUND, INCORPORATED
                                PORTFOLIO OF INVESTMENTS
                                     JUNE 30, 1997
                                      (UNAUDITED)


COMMON STOCKS (CON'T)


    Shares                                                            Value

                  Media (1.50%)

   100,000       *US West Media Group                            $  2,025,000

                                                                    2,025,000

                  Natural Resources (5.59%)

   339,917       *Castle Energy Corp.                               4,546,390
    33,200       *Norex Industries, Inc.                              531,200
    49,365        Penn Virginia Corp.                               2,418,885
     3,900        United States Lime & Minerals                        35,588

                                                                    7,532,063

                  Real Estate (4.60%)

   288,000        Mark Centers Trust                                2,772,000
   222,445        The Town and Country Trust                        3,420,092

                                                                    6,192,092

                  Companies in Liquidation (2.39%)

    93,811       *Atlantic Realty Trust                             1,102,279
   564,300       *EQK Realty Investors 1                              705,375
   581,450       *Hi Shear Industries, Inc.                         1,416,994

                                                                    3,224,648

                 Total Common Stocks (Cost $63,197,508)            85,754,774

                             GREENSPRING FUND, INCORPORATED
                                PORTFOLIO OF INVESTMENTS
                                     JUNE 30, 1997
                                      (UNAUDITED)


PREFERRED STOCKS (6.63%)


    Shares/
   Principal
    Amount                                                            Value

                  Convertible Pfd. Stocks (3.70%)

   374,200        Live Entertainment, Series B                  $   3,683,550
    54,500        Prime Retail, Inc.                                1,301,188

                  Total Convertible Pfd. Stocks                     4,984,738

                  Non-Convertible Pfd. Stocks (2.93%)

     1,000       +Bank United Capital, 10.25%, Series A               995,000
    14,500        Illinois Power Company, Adj. Rate Pfd.,
                  Series A                                            706,875
    94,500       *River Bank America $3.75, Series A                2,244,375

                  Total Non-Convertible Pfd. Stocks                 3,946,250

                  Total Pfd. Stocks (Cost $7,944,301)               8,930,988


BONDS (17.14%)

                  Convertible Bonds (9.28%)

$1,500,000        Alexander Haagen Properties, Inc.
                  7.50%, 1/15/01                                    1,454,062
 2,000,000        Bell Sports Corp., 4.25%, 11/15/00                1,699,166
 5,000,000        Corporate Express, Inc., 4.50%, 7/1/00            4,462,500
 1,176,000        Kelley Oil & Gas Partners, Ltd.,
                  8.50%, 4/1/00                                     1,146,600
   685,000        Kelley Oil & Gas Partners, Ltd.,
                  7.875%, 12/15/99                                    655,888

                             GREENSPRING FUND, INCORPORATED
                                PORTFOLIO OF INVESTMENTS
                                     JUNE 30, 1997
                                      (UNAUDITED)


BONDS (CON'T)


   Principal
    Amount                                                            Value

                  Convertible Bonds (Con't)

$  500,000        Liberty Properties Limited Partnership,
                  8.00%, 7/1/01                                $      621,250
 3,000,000       +Physicians Resource Group,
                  6.00%, 12/1/01                                    2,471,250

                  Total Convertible Bonds                          12,510,716

                  Non-Convertible Bonds (7.52%)

 1,500,000        B.F. Saul Real Estate Investment Trust,
                  11.625%, 4/1/02                                   1,603,125
 1,000,000        Figgie International, 9.875%, 10/1/99             1,043,750
 1,000,000       +Life Savings Bank, 13.50%, 3/15/04                1,000,000
 1,742,700        Live Entertainment, 12.00%, 3/23/99               1,747,057
 1,904,000        Mattel, Inc., 10.125%, 8/15/02                    1,980,160
   400,000        Ocwen Financial, 11.875%, 10/1/03                   436,500
 1,237,000        UNC Inc., 9.125%, 7/15/03                         1,302,716
 1,000,000        U.S. Treasury, 7.125%, 9/30/99                    1,020,781

                  Total Non-Convertible Bonds                      10,134,089

                  Bonds in Reorganization (.34%)

 2,900,000       *Lomas Mortgage, 10.25%, 10/1/02                     464,000

                  Total Bonds in Reorganization                       464,000

                  Total Bonds (Cost $21,473,232)                   23,108,805

                             GREENSPRING FUND, INCORPORATED
                                PORTFOLIO OF INVESTMENTS
                                     JUNE 30, 1997
                                      (UNAUDITED)


SHORT-TERM INVESTMENTS (12.46%)


   Principal
    Amount                                                            Value

                  Commercial Paper (8.91%)

$ 6,000,000       Amercian Express Credit Corp.,
                  5.53%, 7/1/97                                $    6,000,000
  6,000,000       General Electric Credit Corp.,
                  5.54%, 7/8/97                                     6,000,000

                  Total Commercial Paper                           12,000,000

                  Other Short-Term Investments (3.55%)

                  Rodney Square Money Market                        4,784,091

                  Total Other Short-Term Investments                4,784,091

                  Total Short-Term Investments (Cost $16,784,091)  16,784,091

                  Total Investments in Securities (99.87%)
                     (Cost $109,399,132)                          134,578,658

                  Other Assets Less Liabilities (.13%)                173,129

                  Total Net Assets (100%)                        $134,751,787



*Non-income producing securities

+144A securities, representing 3.31% of net assets

                             GREENSPRING FUND, INCORPORATED
                          STATEMENT OF ASSETS AND LIABILITIES
                                     JUNE 30, 1997
                                      (UNAUDITED)



ASSETS
 Investments, at market value (Cost $109,399,132)                $134,578,658
 Receivable for Fund shares sold                                      734,457
 Interest receivable                                                  555,578
 Receivable for securities sold                                       467,335
 Dividends receivable                                                 161,043
 Cash                                                                  98,677
 Purchased interest                                                    93,280
 Prepaid expense                                                       28,316

    Total Assets                                                  136,717,344


LIABILITIES
 Payable for securities purchased                                   1,823,215
 Due to investment advisor                                             83,777
 Accrued expenses                                                      32,455
 Payable for Fund shares repurchased                                   26,110

    Total Liabilities                                               1,965,557


NET ASSETS
 Capital stock, $.01 par value, authorized
 30,000,000 shares, outstanding, 6,957,181                       $134,751,787


NET ASSETS CONSIST OF:
 Capital stock at par value                                            69,572
 Paid in capital                                                  103,604,343
 Undistributed net investment income                                2,876,878
 Undistributed net realized gains                                   3,021,468
 Net unrealized appreciation of investments                        25,179,526


    Net Assets                                                   $134,751,787


NET ASSET VALUE PER SHARE                                        $      19.37




    The accompanying notes are an integral part of these financial statements.

                             GREENSPRING FUND, INCORPORATED
                                STATEMENT OF OPERATIONS
                         FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                       (UNAUDITED)



INVESTMENT INCOME
 Income
  Dividend                           $    983,700
  Interest                              1,550,463

    Total Income                                                   $2,534,163

 Expenses
  Investment advisory fees                431,158
  Administrative                           43,841
  Registration fees                        25,756
  Transfer agent fees                      24,209
  Custodian fees                           16,730
  Filing fees                              10,613
  Professional fees                         6,662
  Reports to shareholders                   5,710
  Directors fees                            4,100
  Fidelity bond                             1,377

    Total Expenses                                                    570,156

    Net Investment Income                                           1,964,007


REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS

 Net realized gain on investments                                   2,733,934

 Net change in unrealized appreciation of investments               8,500,204

    Net Realized and Unrealized Gain on Investments                11,234,138

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                 $13,198,145




    The accompanying notes are an integral part of these financial statements.

                             GREENSPRING FUND, INCORPORATED
                          STATEMENTS OF CHANGES IN NET ASSETS


                                              Six Months
                                                Ended             Year Ended
                                               June 30,           December 31,
                                                 1997                1996
                                              (Unaudited)

OPERATIONS:
 Net investment income                    $    1,964,007       $   2,863,535
 Net realized gain/loss from investments       2,733,934           3,697,949
 Net change in unrealized appreciation of
  investments                                  8,500,204           9,422,762

 Net increase in net assets resulting from
  operations                                  13,198,145          15,984,246


DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                            -               (2,789,842)
 Net realized gain on investments                 -               (2,752,675)

 Net decrease in net assets from
  distributions to shareholders                   -               (5,542,517)


CAPITAL STOCK TRANSACTIONS:
 Sale of 2,513,942 and 1,319,471 shares       45,654,304          21,518,835
 Distributions reinvested of 0 and
  317,469 shares                                  -                5,231,782
 Redemptions of 865,220 and 1,102,859 shares (15,592,316)        (17,539,787)

 Increase in net assets from capital stock
  transactions                                30,061,988           9,210,830


TOTAL INCREASE IN NET ASSETS                  43,260,133          19,652,559

NET ASSETS AT BEGINNING OF PERIOD             91,491,654          71,839,095

NET ASSETS AT END OF PERIOD                 $134,751,787         $91,491,654




    The accompanying notes are an integral part of these financial statements.

                            GREENSPRING FUND, INCORPORATED
                            NOTES TO FINANCIAL STATEMENTS
                                    JUNE 30, 1997
                                     (UNAUDITED)

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated ("the Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange (currently 4:00 P.M. Eastern Standard Time).

Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor as directed by the Board of Directors.

                            GREENSPRING FUND, INCORPORATED
                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                    JUNE 30, 1997
                                     (UNAUDITED)

Note 1 - Significant Accounting Policies (Con't)

Income Taxes - It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required. In order for the Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, reclassifications were made during the period. The net results of operations and net assets were not affected by the reclassifications.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption of capital stock - A stockholder may request redemption of some or all of his shares on any day that the New York Stock Exchange is open for business. The redemption price per share is the net asset value per share as of the close of business on the day that the redemption request is received by the Fund. Payment for shares will be made within seven days after receipt of the redemption request.

Note 2 - Dividends and Distributions of 1997 Taxable Earnings

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to stockholders. For those reinvesting the dividend, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

Note 3 - Purchases and Sales of Investments

For the six months ended June 30, 1997, purchases and sales of investments, other than short-term investments, aggregated $53,187,237 and $29,990,365, respectively.

For federal income tax purposes, the cost of investments owned at June 30, 1997 was $109,399,132. Net unrealized appreciation of such investments aggregated $25,179,526, which was composed of appreciation of $27,048,126 for those securities having an excess of value over cost, and depreciation of $1,868,600 for those securities having an excess of cost over value.

                             GREENSPRING FUND, INCORPORATED
                        NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                      JUNE 30, 1997
                                       (UNAUDITED)

Note 4 - Investment Advisory Agreement and Related Party Transactions

The Fund's investment advisor, Key Equity Management Corporation ("Key
Equity"), is a wholly-owned subsidiary of Corbyn Investment Management. Under an agreement between the Fund and Key Equity, the Fund pays Key Equity a monthly fee at an annual rate of .75% of the Fund's month-end net assets. The Fund's total expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses, may not exceed 1.5% of average daily net assets
(1% of average daily net assets in excess of $30,000,000). Investment advisory fees incurred for the six months ended June 30, 1997 were $431,158. At June 30, 1997, investment advisory fees payable amounted to $83,777.

Certain of the Fund's officers and directors are also officers and directors of Key Equity and Corbyn Investment Management. At June 30, 1997, investors for whom Corbyn Investment Management was investment advisor held 1,201,768 shares of the Fund's common stock.

                            GREENSPRING FUND, INCORPORATED
                                 FINANCIAL HIGHLIGHTS
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                            (Unaudited)
                                                            For the six
                                                            months ended
                                                              June 30,
                                                                1997        1996        1995        1994        1993        1992
Net Asset Value, Beginning of Period                        $  17.24    $  15.05    $  13.39    $  13.96    $  13.78    $  12.91

Income From Investment Operations
     Net Investment Income                                      0.24        0.60        0.70        0.51        0.40        0.51
     Net Realized and Unrealized Gain/Loss on Investments       1.89        2.74        1.78       (0.12)       1.59        1.59

Total From Investment Operations                                2.13        3.34        2.48        0.39        1.99        2.10

Less Distributions
     Net Investment Income                                       -         (0.59)      (0.68)      (0.51)      (0.40)      (0.51)
     Net Realized Gain on Investments                            -         (0.56)      (0.07)      (0.45)      (1.41)      (0.72)
     Distributions in Excess of Net Realized Gains               -         ( -  )      (0.07)      ( -  )      ( -  )      ( -  )

Total Distributions                                              -         (1.15)      (0.82)      (0.96)      (1.81)      (1.23)

Net Asset Value, End of Period                              $  19.37    $  17.24    $  15.05    $  13.39    $  13.96    $  13.78

Total Return                                                   12.36%      22.65%      18.79%       2.83%      14.65%      16.52%

Ratios/Supplemental Data

Net Assets, End of Period (000's)                           $134,752    $ 91,492    $ 71,839    $ 50,322    $ 29,885    $ 20,004

Ratio of Expenses to Average Net Assets                         1.02%*      1.04%       1.06%       1.27%       1.31%       1.48%

Ratio of Net Investment Income to Average Net Assets            3.50%*      3.74%       4.97%       4.03%       2.78%       3.68%

Portfolio Turnover                                             29.70%      60.74%      65.19%      76.55%     121.79%     100.17%

Average Commission Paid Per Share                           $ 0.0505    $ 0.0477         -           -           -           -

*Annualized

                             GREENSPRING FUND, INCORPORATED
                              PERFORMANCE SINCE INCEPTION

                             HOW $10,000 INVESTED ON 7/1/83
                                    WOULD HAVE GROWN*

                                         (GRAPH)

                             7/83                $10,000.00
                            12/83                 11,223.00
                            12/84                 12,691.50
                            12/85                 15,238.00
                            12/86                 17,127.10
                            12/87                 19,303.70
                            12/88                 22,389.30
                            12/89                 24,761.70
                            12/90                 23,149.94
                            12/91                 27,626.00
                            12/92                 32,190.40
                            12/93                 36,905.90
                            12/94                 37,951.70
                            12/95                 45,081.70
                            12/96                 55,291.30
                             6/97                 62,123.00

*Figures include changes in principal value, reinvested dividends, and capital gain distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption then at original purchase.

Average annual total returns for the one, five and ten year periods ended June 30, 1997 were 28.18%, 16.57% and 11.95%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not Fund's year-by-year results, which fluctuated over the periods shown.

                             Greenspring Fund, Incorporated
                             2330 West Joppa Road, Suite 110
                                 Lutherville, MD 21093
                                    (410) 823-5353
                                    (800) 366-3863

                                      DIRECTORS
                             Charles vK. Carlson, Chairman
                                  William E. Carlson
                                     David T. Fu
                                  Michael J. Fusting
                                  Michael T. Godack
                                 Richard Hynson, Jr.

                                      OFFICERS
                                 Charles vK. Carlson
                         President and Chief Executive Office

                                  Michael T. Godack
                          Sr. Vice President and Secretary

                                  Michael J. Fusting
                         Vice President, Treasurer, and Chief
                                  Financial Officer

                                 INVESTMENT ADVISOR
                          Key Equity Management Corporation
                           2330 West Joppa Road, Suite 108
                             Lutherville, MD 21093-7207

                                   TRANSFER AGENT
                         Rodney Square Management Corporation
                         1105 North Market Street, Third Floor
                                Wilmington, DE 19890
                                   (800) 576-7498

                                     CUSTODIAN
                              Wilmington Trust Company
                              1100 North Market Street
                                Wilmington, DE 19890

                              INDEPENDENT ACCOUNTANTS
                              Coopers & Lybrand L.L.P.
                              217 East Redwood Street
                              Baltimore, MD 21202-3316

                                   LEGAL COUNSEL
                        DeMartino Finkelstein Rosen & Virga
                                1818 N Street, N.W.
                             Washington, DC 20036-2492